UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2008

DATATRAK International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	000-20699	34-1685364
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6150 Parkland Boulevard, Mayfield Hts., Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-443-0082

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 11, 2008, DATATRAK International, Inc. (the "Company") provided notice of offset against the remaining $3.0 million balance of the notes (the "Notes") payable to certain of the former shareholders (the "Indemnifying Shareholders") of ClickFind, Inc. ("ClickFind") in partial satisfaction of the Company’s claims for indemnification against the Indemnifying Shareholders. The February 2006 merger agreement (the "Merger Agreement") whereby the Company acquired ClickFind permits the Company to offset its indemnification claims against the Notes. The Indemnifying Shareholders have disputed both the Company’s right to indemnification and its right to offset the Notes. As such, the Company’s consolidated financial statements will continue to reflect the $3.0 million balance as outstanding until this dispute is resolved.

As previously disclosed, during the second quarter of 2008 issues arose relating to certain representations and warranties contained in the Merger Agreement. Pursuant to the terms of the Merger Agreement, the Company believes it is entitled to indemnification from the Indemnifying Shareholders for damages the Company has suffered. Pursuant to the terms of the Merger Agreement, the parties engaged in a non-binding mediation relating to these matters on September 11, 2008. The mediation did not result in the settlement of the Company’s claims, and after conclusion of the mediation the Company exercised its right of offset as described above. The outcome of the dispute with the former shareholders of ClickFind will not affect the Company’s rights to the technology purchased from ClickFind or the ability to deliver any of the Company’s products or services.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 12, 2008, Jim Bob Ward was removed from his position as the Company’s Executive Vice President. Mr. Ward’s February 13, 2006 employment agreement (the "Employment Agreement") with the Company was terminated for cause (as that term is defined in the Employment Agreement), and therefore Mr. Ward is not entitled to any further compensation from the Company. However, Mr. Ward remains subject to the confidentiality, non-competition and non-solicitation provisions of his Employment Agreement.

Item 7.01 Regulation FD Disclosure.

On September 12, 2008, the Company issued a press release announcing that it has filed a lawsuit against certain of the former shareholders of ClickFind. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated September 12, 2008.

Certain statements made in this Form 8-K, other SEC filings or written materials or orally made by the Company or its representatives may constitute forward-looking statements that are based on management’s current beliefs, estimates and assumptions concerning the operations, future results and prospects of the Company and the clinical pharmaceutical research industry in general. All statements that address operating performance, events or developments that management anticipates will occur in the future, including statements related to future revenue, profits, expenses, cost reductions, cash management alternatives, restructuring our debt, raising additional funds, income and earnings per share or statements expressing general optimism about future results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). In addition, words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the safe harbors created in the Exchange Act. Factors that may cause actual results to differ materially from those in the forward-looking statements include the limited operating history on which the Company’s performance can be evaluated; the ability of the Company to continue to enhance its software products to meet customer and market needs; fluctuations in the Company’s quarterly results; the viability of the Company’s business strategy and its early stage of development; the timing of clinical trial sponsor decisions to conduct new clinical trials or cancel or delay ongoing trials; the Company’s dependence on major customers; government regulation associated with clinical trials and the approval of new drugs; the ability of the Company to compete in the emerging EDC market; losses that potentially could be incurred from breaches of contracts or loss of customer data; the inability to protect intellectual property rights or the infringement upon other’s intellectual property rights; delisting of the Company’s common shares from the Nasdaq due to our failure to continue to meet applicable Nasdaq Capital Market requirements; the Company’s success in integrating ClickFind’s operations into its own operations and the costs associated with maintaining and developing two product suites; the outcome of the Company’s disputes with the former shareholders of ClickFind; the effects and outcomes of the Company’s exploration of potential opportunities directed at maximizing shareholder value; and general economic conditions such as the rate of employment, inflation, interest rates and the condition of capital markets. This list of factors is not all inclusive. In addition, the Company’s success depends on the outcome of various strategic initiatives it has undertaken, all of which are based on assumptions made by the Company concerning trends in the clinical research market and the health care industry. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not undertake any obligation to update any statements whether as a result of new information, future events or otherwise.

The information in this Form 8-K and the Exhibit(s) attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK International, Inc.

September 12, 2008	By:	/s/ Raymond J. Merk

Name: Raymond J. Merk
Title: Vice President of Finance, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 12, 2008